Exhibit 10.11

COMMITMENT INCREASE AGREEMENT

November 8, 2018

JPMorgan Chase Bank, N.A., as

        Administrative Agent for the Lenders

        party to the Credit Agreement referred

        to below (the “Administrative Agent”)

500 Stanton Christiana Road, NCC5/Floor 1

Newark, DE 19713

Ladies and Gentlemen:

We refer to the Senior Secured Revolving Credit Agreement dated as of August 9, 2018 (as amended, modified or supplemented from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined) between Corporate Capital Trust, Inc. (“CCT”), FS Investment Corporation (“FSIC”), FS Investment Corporation II (“FSIC II”), FS Investment Corporation III (“FSIC III”, and together with CCT, FSIC and FSIC II, the “Borrowers”), the Lenders party thereto, ING Capital LLC, as Collateral Agent, and JPMorgan Chase Bank, N.A., as Administrative Agent for said Lenders. You have advised us that FSIC (the “Relevant Borrower”) has requested in a letter dated November 8, 2018 (the “Increase Request”) from the Relevant Borrower to the Administrative Agent that the aggregate amount of the Commitments be increased on the terms and subject to the conditions set forth herein.

A. Commitment Increase. Pursuant to Section 2.07(e) of the Credit Agreement, US Bank National Association (the “Assuming Lender”), hereby agrees to make Loans in the amount set forth opposite the name of the Assuming Lender listed in Schedule I hereto pursuant to the instruction of the Administrative Agent, such Loans to be effective as of the Increase Date (as defined in the Increase Request); provided that the Administrative Agent shall have received a duly executed officer’s certificate from the Relevant Borrower, dated the Increase Date, in substantially the form of Exhibit I hereto.

B. Confirmation of Assuming Lender. The Assuming Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (iii) acknowledges and agrees that, from and after the Increase Date, the Commitment Increase set forth opposite the name of the Assuming Lender listed in Schedule I hereto shall be included in the Commitment, and the Commitment Increase shall be governed for all purposes by the Credit Agreement and the other Loan Documents.

Very truly yours,

US BANK NATIONAL ASSOCIATION

By:	/s/ Barry K. Chung
Name: Barry K. Chung
Title: Sr. Vice President

Accepted and agreed:

CORPORATE CAPITAL TRUST, INC.

By:	/s/ Ryan Wilson
Name: Ryan Wilson
Title: Chief Operating Officer

FS INVESTMENT CORPORATION

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

FS INVESTMENT CORPORATION II

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

FS INVESTMENT CORPORATION III

By:	/s/ William Goebel
Name: William Goebel
Title: Chief Financial Officer

Acknowledged:
JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Alfred Chi
Name: Alfred Chi
Title: Vice President

Acknowledged:
JPMORGAN CHASE BANK, N.A., as Issuing Bank

By:	/s/ Alfred Chi
Name: Alfred Chi
Title: Vice President

Acknowledged:
BANK OF MONTREAL, as Issuing Bank

By:	/s/ Brian L. Banke
Name: Brian L. Banke
Title: Managing Director

Acknowledged:
SUNTRUST BANK, as Issuing Bank

By:	/s/ Doug Kennedy
Name: Doug Kennedy
Title: Director

Acknowledged:
ING CAPITAL LLC, as Issuing Bank

By:	/s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By:	/s/ Dominik G. Breuer
Name: Dominik G. Breuer, CFA
Title: Vice President

SCHEDULE I

Assuming Lender	Commitment
US Bank National Association	$50,000,000.00